[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS
             AGREEMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH
                                THE COMMISSION.]

                                                                   EXHIBIT 10.18

                          STRATEGIC ALLIANCE AGREEMENT

TERM OF AGREEMENT:                1 May 2004 through 30 April 2007 (the "Term").

TERRITORY OF AGREEMENT:           Worldwide.

VISA CONTACT:                     DEBBIE ARNOLD
       CONTACT PHONE NUMBER:      [***]
       CONTACT FACSIMILE NUMBER:  [***]
       CONTACT EMAIL:             [***]

ICT CONTACT:                      ALAN FINKELSTEIN
       CONTACT PHONE NUMBER:      310-312-0700
       CONTACT FACSIMILE NUMBER:  310-312-5367
       CONTACT EMAIL:             [***]

This Agreement (the "Agreement") is between Visa International Service Association ("Visa"), with its principal place of business at 900 Metro Center Boulevard, Foster City, California 94404 (mailing address P.O. Box 8999, San Francisco, California 94128-8999) on the one hand and LensCard, Inc, doing business as InCard Technologies ("ICT"), with its principal place of business at 11601 Wilshire Boulevard Suite 2160, Los Angeles, California 90025, on the other.

In view of the parties' shared interest in achieving their joint and respective product and marketing goals by implementing the cooperative development and marketing relationship and activities contemplated herein in support of bringing ICT's power-enabled card technologies and associated rights (the "Service") to Visa member financial institutions ("Members"), and in consideration of the mutual covenants and conditions set forth herein and in Exhibits A, B, and C hereto, all of which are incorporated herein by reference, Visa and ICT agree as follows:

Subject to the terms and conditions specified in Exhibit A hereto, Visa will perform the obligations specified in Exhibit B hereto and ICT will perform the obligations specified in Exhibit C hereto.

VISA INTERNATIONAL                      LENSCARD, INC. DOING BUSINESS AS INCARD
SERVICE ASSOCIATION ("VISA")            TECHNOLOGIES ("ICT")

By: /s/Deborah Arnold                   By: /s/ Alan Finkelstein
    --------------------------------        ------------------------------------

Name: Deborah Arnold                     Name: Alan Finkelstein
     -------------------------------          ----------------------------------

Title: VP                               Title: CEO
     -------------------------------         -----------------------------------

Date: 5/26/04                           Date: 5/26/04
     -------------------------------         -----------------------------------

*** Confidential Treatment Requested

                                    EXHIBIT A

                              TERMS AND CONDITIONS

I.    REPRESENTATIONS AND WARRANTIES.

      A. BY BOTH PARTIES. ICT and Visa each warrant and represent that (i) it has the power and authority to grant the rights and perform the obligations to which it commits herein; (ii) the execution of the Agreement by the person representing it will be sufficient to render the Agreement binding upon it; and (iii) neither its performance hereunder nor the exercise by the other party of rights granted by the warranting party hereunder will violate any applicable laws or regulations, or the legal rights of any third parties, or the terms of any other agreement to which the warranting party is or becomes a party. Each party is separately responsible for ensuring that its performance and grant of rights does not constitute any such violation during the Term. No party approval of advertising or other copy submitted by another will relieve the other's responsibility under this Section.

      B. LIMITATIONS. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS, AND HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, REGARDING SUCH PARTY AND ITS PRODUCTS AND SERVICES OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS WELL AS IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE
      GENERALITY OF THE FOREGOING, VISA SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE NUMBER OF PERSONS AND FINANCIAL INSTITUTIONS WHO WILL AVAIL THEMSELVES OF ANY VISA OR ICT PRODUCT OR OFFER.

II.   INTELLECTUAL PROPERTY RIGHTS, USAGE.

      A. GENERALLY. Each party specifically acknowledges that the Agreement does not confer upon such party any interest in or right to use any Pre-Existing Intellectual Property of the other party without that other party's prior written consent. Each party further agrees that upon termination of the Agreement (except as may be otherwise agreed by the parties), such party will immediately cease and discontinue all use of the other party's Pre-Existing Intellectual Property authorized hereunder. As used herein, "Pre-Existing Intellectual Property" means (i) a party's service marks, trademarks and distinct brand elements (collectively "Marks"); (ii) other information, art or design work, copy, or other material independently developed or acquired by a party not in connection with (or resulting from) participation in the activities contemplated in the Agreement and for which a party holds intellectual property rights, such as patents, copyrights, trademark, service mark, or trade dress rights (or licenses of any of the foregoing), or other intellectual property rights.

      B. REVIEW. Without limiting the foregoing, all materials created by or for a party including, without limitation, advertisements, marketing materials, press releases, mailings, web content, and any other materials which relate to or contain Marks or Pre-Existing Intellectual Property of the other party will be subject to that other party's prior written approval which will not be unreasonably withheld. Each party will allow the other party at least five business days from receipt to review such materials. If for any reason the reviewing party does not respond within five business days, such materials will be deemed approved.

      C. WORK PRODUCT. With respect to all materials and activities carried out by either or both parties hereunder, each party will have full right, title, and interest, including all applicable copyright, trademark and patent rights, in its own Work Product whether created in connection with the Agreement or not. To the extent the parties cooperate to develop and/or produce Work Product in connection with performance hereunder, they will mutually agree in writing, prior to such development or production, regarding which party or parties, as the case may be, will have ownership of such Work Product or portions thereof. In the absence of any such agreement or applicable provision hereof, applicable copyright, trademark, or patent laws will define the parties' respective rights. As used herein, "Work Product" means improvements, inventions, developments, discoveries, products and data, whether or not subject to patent; creative works, drawings, designs, copy, art and all other copyrightable material; as well as all their derivatives and modifications that a party makes, conceives, or reduces to practice.

      No party shall, hereby or by the activities contemplated herein, gain any rights in the other's Pre-Existing Intellectual Property, Work Product or any derivative works therefrom, except as otherwise provided herein or otherwise agreed to in writing.

III.  CONFIDENTIALITY, PUBLICITY.

      A. CONFIDENTIALITY. ICT and Visa each agree that it will not use in any way for its own account or the account of any third party, nor will it disclose to any third party, any Confidential Information revealed to it by the other party. Each party will take such reasonable precautions to protect the confidentiality of such Confidential Information as are employed to protect the party's own information of a similar nature. As used herein, "Confidential Information" means the terms of this Agreement as well as all information, documents and materials provided by one party to the other party before or during the Term relating to the Agreement, including without limitation technical data, specifications, trade information, customer or client lists and records, business and marketing plans, reports and technical and marketing data. Each party will advise its employees, subcontractors, and agents, as appropriate, of their confidentiality obligations under the Agreement.

      B. LIMITATION OF DUTY. Neither party will be under any obligation to maintain in confidence any portion of Confidential Information which (i) is or becomes generally known or available to the public through no act or failure to act by the recipient; (ii) was already developed or otherwise possessed by the recipient at the time of its receipt of such information;
      (iii) is furnished to the recipient by a source other than the other party; or (iv) is subject to compelled disclosure under a judicial or governmental order (and then only to the extent of that order). In the latter case, the disclosing party will immediately notify the owner of the Confidential Information of the imminence of any such disclosure, and give the owner an opportunity to object to such disclosure.

      C. CARDHOLDER INFORMATION. Without limiting the foregoing, in the event that, in connection herewith, ICT comes into possession of Cardholder Information, then ICT will maintain physical, electronic and procedural safeguards designed to (i) maintain the security and confidentiality of such Cardholder Information; (ii) protect against any anticipated threats or hazards to the security or integrity of such Cardholder Information; and (iii) protect against unauthorized access to or use of such Cardholder Information including without limitation that which could result in substantial harm or inconvenience to Visa cardholders, and ICT will make available to Visa reports sufficient to allow Visa to monitor ICT's compliance with this obligation. ICT will use and disclose Cardholder Information only in the ordinary course of business to carry out the purposes for which the Cardholder Information was disclosed or obtained and shall not use or disclose the Cardholder Information for other purposes. For the purposes of this Agreement, "Cardholder Information" means a Visa account number, Visa transaction information or other personally identifiable information relating to a Visa consumer cardholder.

      D. PUBLICITY. The parties will consult with one another concerning the form and substance of any press release or other public disclosure of the matters covered by the Agreement, and will mutually agree on the form and substance of any such disclosure before any such disclosure is made. Notwithstanding the foregoing or any other provision hereof, Visa's consent shall not be required for ICT to identify Visa as a strategic ally in ICT's presentations to actual or prospective customers, vendors and investors.

IV.   TERM AND TERMINATION.

      A. TERM. The Agreement will be effective on the first day of the Term (the "Effective Date") and will expire upon completion of the Term. Sections II.C, III, V, and VI will forever survive such expiration and any early termination of the Agreement.

      B. TERMINATION.

            1. FOR CAUSE. Either party may terminate the Agreement in the event of a material default by the other party on any of its representations, warranties or obligations hereunder by the following procedure: (i) the non-defaulting party will provide the defaulting party with written notice specifying the particulars of the default; (ii) if the default is not cured within 30 days after such notice is given, the non-defaulting party may terminate the Agreement immediately upon providing written notice to the defaulting party.

            2. INSOLVENCY. In addition, either party may terminate the Agreement upon 30 days written notice in the event that the other party (i) becomes bankrupt or insolvent; (ii) enters into liquidation or has a receiver appointed; or (iii) fails to continue its relevant business activities for a period of at least 14 days.

            3. OTHER GROUNDS.  ICT may terminate the Agreement in the event that
            (i) Visa and its Regions fail to provide ICT with the opportunity (at ICT's own cost) to present and demonstrate the Service to at least 10 substantial Members, including at least one of its largest Members in each target Region, within the first 12 months of the Term, and (ii) such failure persists for 30 days after ICT's provision of written notice hereunder. Visa may terminate this Agreement in the event that (x) Visa determines in its discretion that ICT has failed to adhere to adequate standards of quality, timeliness, or customer service in its offering to or provision of the Service to any Member or Region, and (y) such failure remains uncured to Visa's reasonable satisfaction for a period of 30 days following Visa's provision of written notice hereunder.

      C. EFFECT OF TERMINATION. Upon provision of termination notice by either party, and except to the extent the other party is actively attempting to timely cure its default, both parties will engage in good faith negotiations to arrange for a mutually satisfactory end to the Agreement.

V.    INDEMNIFICATION LIMITATION OF LIABILITY.

      A. BY BOTH PARTIES. Each party will indemnify and hold harmless the other and the other's officers, directors, employees, agents, affiliates (including without limitation separately incorporated Regions) member financial institutions, successors and assigns (collectively a party's "Indemnified Parties") from and against any damages, liabilities, losses, government procedures, and costs (including reasonable attorneys' fees and costs of suit) arising out of the indemnifying party's (i) failure to comply with applicable laws and regulations; (ii) unauthorized use of the other party's trademarks; (iii) negligence or willful misconduct in connection with its performance of the Agreement; (iv) misrepresentation or breach of any warranty, obligation or covenant of the Agreement; or (v) customers' use of the indemnifying party's products or services, provided that (x) such action, claim, or suit is promptly turned over to the indemnifying party or its counsel for defense and/or settlement (with the Indemnified Party's cooperation) and (y) such claim, action or suit does not result directly from the Indemnified Party's negligence or willful misconduct or breach of any provision of the Agreement.

      B. BY ICT. In addition, ICT will defend, indemnify, and hold harmless Visa and its Indemnified Parties from and against any claim or liability that arises out of any third party claim that any ICT Pre-Existing Intellectual Property violates, infringes, or otherwise conflicts with the rights of any other party.

      C. LIMITATION. Neither party will be obligated to the other party for that other party's indirect, special, consequential, or incidental damages under any theory of liability, even if the party has been advised of the possibility of such damages.

VI.   MISCELLANEOUS.

      A. RELATIONSHIP OF THE PARTIES. ICT and Visa are independent  contractors,
      and  the  Agreement  does  not  create  a   partnership,   joint  venture,
      employee/employer or other agency relationship between them.

      B. ASSIGNMENT. The Agreement will be binding on and inure to the benefit of each of the parties, their successors and assigns. It may not be assigned or transferred, in whole or in part, without the written consent of the other party. Any such assignment or transfer without consent will be void.

      C. NOTICES. All notices and other communications required to be given under the Agreement will be in writing and will be deemed to have been given (i) when personally delivered; (ii) one business day after delivery (with a confirmation of successful transmission) by facsimile; (iii) when delivered (and receipted for) by an overnight delivery service; or (iv) three business days after mailing, postage prepaid, by certified mail, addressed in each case to the contacts and addresses set forth on the Agreement (in the case of notices to either party, a copy of any such notice will also be delivered to the Legal Department, in care of the same address), unless a different address will have been designated in writing.

      D. NOTICE OF MATERIAL CHANGES. Each party agrees to provide the other with immediate notice of (i) any material adverse changes in its operations or finances that could affect the ability of that party to fully perform its obligations hereunder or the quality of that party's performance hereunder; (ii) any material changes in that party's ownership or ownership structure; and (iii) any matters that are likely to result in public dishonor or disgrace for that party, provided that, in each case, the party receiving any information under this Section VI.D will treat all such information, to the extent that it is not public information, as Confidential Information.

      E. GOVERNING LAW. The Agreement will be governed by the laws of the State of California, without giving effect to its conflicts of law provisions.

      F. APPLICABLE CURRENCY. Unless otherwise specifically provided herein, all amounts expressed or described hereunder are in lawful currency of the United States of America.

      G. ENTIRE AGREEMENT. The Agreement, and Exhibits A, B, and C thereto constitute the entire agreement and understanding between Visa and ICT, and there are no other agreements, representations, warranties or understandings between Visa and ICT with respect to the subject matter hereof. The Agreement cannot be modified except by a writing signed by both parties.

                                    EXHIBIT B

                               VISA'S OBLIGATIONS

STRATEGIC ALLIANCE. Throughout the Term, Visa will cooperate with ICT to develop, implement and enhance the strategic alliance contemplated herein (the "Alliance"), including by working with ICT to implement Service marketing and communications efforts aimed at achieving business goals for both parties. To this end, Visa will perform the following obligations.

I. PROMOTIONAL ACTIVITIES. Visa will actively promote the Service to its Regions and encourage promotion of the Service to Members, including via the following activities:

      A. SALES KIT. Visa International will develop a promotional sales kit that showcases the Service (the "Sales Kit"). Visa shall bear all costs for development and production of the Sales Kit. ICT shall have the right to review and approve all artwork, marketing concepts and statements, and other content of the Sales Kit in accordance with Section II.B. of Exhibit A.

      B. REGIONAL COORDINATION. Visa will share the Sales Kit with each of the Visa's target Regional offices with the intent to use the core content as required to develop a Region-specific marketing program. Subject to the agreement of each particular Region, ICT will have the option of working with Visa Regional offices directly on development of the marketing program, and Visa will provide ICT with contact information for each of the target Regional offices. ICT participation with the Regional offices may include, but not be limited to, selecting Members within the Region to be approached and accompanying representatives of the Regional offices to make presentations to such Members. ICT acknowledges and agrees that at the time of signing this Agreement, Visa had already begun to satisfy its obligations under this Section I.B.

      C. REGIONAL MEMBER PROMOTION. Visa will use reasonable efforts throughout the Term to encourage its Regional offices (potentially together with ICT, as contemplated above) to promote the Service to Members. This will include Visa using commercially reasonable efforts to facilitate Alliance and Service presentations by ICT (at ICT's own cost) to Visa's target Regional offices within the first six months of the Term. Visa will continue to monitor and be involved in the implementation of the Alliance's activities on a global basis and will provide ICT with regular feedback reports in that regard. ICT acknowledges and agrees that at the time of signing this Agreement, Visa had already begun to satisfy its obligations under this Section I.C.

      Visa's promotional efforts contemplated herein will include, without limitation, efforts to ensure that ICT is provided with the opportunity to present and demonstrate (at its own cost) the Service to appropriate Members in each of Visa's target Regions.

      D. ON-LINE PROMOTIONAL ACTIVITIES. Visa will permit ICT to promote the relationship contemplated hereunder in ICT's website and other marketing material.

      E. TRADE, INDUSTRY ACTIVITIES. Visa will consider in good faith accommodating ICT presence and visibility in connection with Visa's operation of or participation in industry and Member events, including without limitation by allowing ICT to share occupancy in Visa booths and to operate its own demonstration at Member gatherings as may be specified in the agreed regional marketing plans.

      II. EXTERNAL COMMUNICATIONS AND PR. Visa will write and coordinate press releases in support of the Alliance as it is implemented in various areas of the world, subject in each case to ICT approval. Without limiting the foregoing, this may include a launch announcement that the companies intend to explore business and technical developments in powered card technology and further announcements of specific sales or development activities.

      III. ALLIANCE MEETINGS. Subject to mutual agreement with respect to date, time and location, and at Visa's cost, Visa agrees to participate, at least twice annually, in joint Alliance planning meetings for discussing proprietary products, concepts, plans, and for reviewing business and Alliance results and other initiatives. Visa agrees to consider in good faith ongoing adjustments to the Alliance activities contemplated hereunder where justified in order to maximize the parties' mutual benefits throughout the Term.

      IV. INTRODUCTIONS. Throughout the Term, Visa will use commercially reasonable efforts to identify appropriate potential partners and make appropriate introductions to ICT in connection with powered card or other agreed-upon technologies. Such efforts are in addition to the technology alliance described in Section VI of Exhibit A. Any technology resulting from work undertaken by ICT in cooperation with a partner introduced by Visa shall be owned by ICT and/or such partner as they may determine. Visa may also, at its own discretion, refer new technology solution developers to ICT for evaluation.

      V. EXCLUSIVITY. For the period beginning on [the first day of the Term and ending on the two-year anniversary of the launch of the first Member launch of the Service arising out of the promotional efforts contemplated herein], Visa will not enter into a similar agreement with any other party to develop and/or promote power-enabled cards.

                                    EXHIBIT C

                                ICT'S OBLIGATIONS

STRATEGIC ALLIANCE. Throughout the Term, ICT will cooperate with Visa to develop, implement and enhance the Alliance, including by working with Visa to implement Service marketing and communications efforts aimed at achieving business goals for both parties. To this end, ICT will perform the following obligations.

I. PROMOTIONAL ACTIVITIES. ICT will actively promote its Service as contemplated in Exhibit B to the Agreement, including via the following activities:

      A. INFORMATION UPDATES. ICT will maintain provision to Visa of complete current information about the Service as necessary for Visa to perform its obligations hereunder. Without limiting the foregoing, ICT will provide Visa with the results of its U.S.-based consumer research study to support the sales efforts contemplated herein. Visa acknowledges and agrees that at the time of signing this Agreement, ICT had already substantially satisfied its obligations under this Section I.AB.

      B. REGIONAL AND MEMBER FOLLOW UP. ICT will cooperate reasonably with Visa and Visa Regional personnel to conduct the marketing activities contemplated herein. ICT will follow up on all Member leads in a timely and professional manner and will work in good faith towards reaching appropriate agreements with Members and providing agreed-upon products and services to the Members thereafter.

      C. CONTINUING IMPROVEMENTS. ICT will keep Visa appraised of market and technical developments and continuously seek to identify needed technical, promotional and communications improvements so that the parties can continuously hone joint product development, sales and marketing strategies.

      D. TRADE, INDUSTRY ACTIVITIES. ICT will endeavor, where commercially reasonable, to honor all Visa requests that ICT participate in industry or Member meetings or events in connection with promotion of the Service hereunder.

II. PROVISION OF SERVICE. ICT will use commercially reasonable efforts to ensure that the Service is implemented hereunder with a high degree of care and customer service focus and to the reasonable satisfaction of all Visa Regions and Members who agree to work with ICT in connection with the Service. ICT will continuously seek to identify and implement needed Service improvements based on its experience hereunder. Any Member-specific development requests will be negotiated between ICT and the Member directly.

III. TRACKING AND REPORTING. At the end of every six-month period during the Term, ICT will provide Visa with available data on Service provision to Members adequate to permit Visa to evaluate the performance of the parties' respective Alliance activities.

IV. EXCLUSIVITY. For the period beginning on [the first day of the Term and ending on the two-year anniversary of the launch of the first Member launch of the Service arising out of the promotional efforts contemplated herein], ICT will not offer or provide the Service in connection with any Visa Competitor-branded payment service products or service. As used herein, "Visa Competitor" means American Express, MasterCard, Europay, JCB, Diners Club, Carte Blanche and Discover.

V. ALLIANCE MEETINGS. Subject to mutual agreement with respect to date, time and location, and at ICT's cost, ICT agrees to participate, at least twice annually, in joint Alliance planning meetings for discussing proprietary products, concepts, plans, and for reviewing business and Alliance results and other initiatives. ICT agrees to consider in good faith ongoing adjustments to the Alliance activities contemplated hereunder where justified in order to maximize the parties' mutual benefits throughout the Term.

VI. RENEWAL RIGHTS. ICT will provide Visa with a Protected Right of First Negotiation as to (i) renewal of the Agreement on mutually agreeable terms; and
(ii) agreements similar to this one in connection with any payment services-related device or technology that is developed or offered by ICT, on its own or together with any third party. For the purposes of the Agreement, "Protected Right of First Negotiation" means that, during the Term, in the event that ICT wishes to consider entering into such an agreement, it will notify Visa in writing and Visa will have a 90 day period in which to express its interest or lack of interest in pursuing an agreement. In the event that Visa timely indicates interest, the parties will negotiate in good faith towards a definitive agreement on the relevant subject matter during the 90 day period following (in the case of (i) above, such 90 day period will not end before the end of the Term). During that period, ICT will not enter into discussions with any Visa Competitor as to such subject matter. In the event that, at the end of the 90 day negotiation period, ICT and Visa have not entered into an agreement or memorandum of understanding on the relevant subject matter, ICT may initiate negotiations with any third party in connection therewith.


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